EXHIBIT 10.12

                              TERMINATION AGREEMENT

THIS AGREEMENT is made on the 2nd day of February, 2000.

BETWEEN:

          POPstar Communications, Inc., a corporation incorporated under the laws of the State of Nevada, the United States of America, with its principal offices located at 107 East Third Avenue, Vancouver, British Columbia, Canada ("POPstar");

          - and -

          POPstar Global Communications Inc., a corporation incorporated under the laws of the British Virgins Islands with its registered offices located at P.O. Box 3443, KPMG Centre, Tortola, British Virgin Islands ("POPstar-BVI");

          - and -

          Kemayan E.C. Hybrid Ltd., a corporation incorporated under the laws of the British Virgin Islands with its principal offices located at c/o 10th Floor, Menara Kemayan, 160 Jalan Ampang, 50450 Kuala Lumpur, Malaysia ("KECH");

          - and -

          Sunfield Industries Limited, a corporation incorporated under the laws of the British Virgin Islands with its principal offices located at 3-18-2 Jade Tower, Seri Mas, Jalan 4/89A, 3-1/2 Mile Cheras, 56000 Kuala Lumpur, Malaysia ("Sunfield");

          - and -

          Uprising Overseas Limited, a corporation incorporated under the laws of the British Virgin Islands with its principal offices located at 40 Jalan

          SS2/28, 47300 Petaling Jaya, Selangor, Malaysia ("Uprising");

          - and -

          Golden Harvest Overseas Limited, a corporation incorporated under the laws of the British Virgin Islands with its principal offices located at 28 USJ 2/5K, 47600 Subang Jaya, Selangor, Malaysia "Golden Harvest");

          - and -

          Trustee of the Thompson Chu Family Trust, who is presently Philip Pang Lin Choi of 2702-6 Lucky Commercial Building, 103-9 Des Voeux Road West, Hong Kong SAR ("Trustee A");

          -and-

          Trustee of the John McDermott Family Trust, who is presently Philip Pang Lin Choi of 2702-6 Lucky Commercial Building, 103-9 Des Voeux Road West, Hong Kong SAR ("Trustee B").


                                    RECITALS

WHEREAS:

A. A certain Shareholders' Agreement dated January 12, 1999 was entered into among KECH, Sunfield, Uprising, Golden Harvest, Trustee A, Trustee B and POPstar-BVI;

B. Four certain Investor Rights Agreements, all dated January 12, 1999, were entered into between POPstar-BVI and each of KECH, Sunfield, Uprising and Golden Harvest;

C. A certain Registration Rights Agreement dated January 12, 1999 was entered into between POPstar-BVI and each of KECH, Sunfield, Uprising and Golden Harvest;

D.   Four certain Investor Exchange Agreements, all dated July 13, 1999, were



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

     entered into between POPstar and each of KECH, Sunfield, Uprising and Golden Harvest;

E. A certain Share Subscription Agreement is proposed to be entered into on February 2, 2000 between POPstar and netalone.com (BVI) Ltd.; and

F. A certain Nominee Director Agreement is proposed to be entered into on February 2, 2000 among POPstar, KECH, netalone.com (BVI) Ltd., Trustee A and Trustee B;

     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements hereinafter contained, the parties covenant and agree with one another as follows:

1.   Subject  to  the  entering  into  and  becoming   effective  of  the  Share
     Subscription Agreement and the Nominee Director Agreement referred to in Recitals E and F above, the parties hereto each irrevocably agree to terminate, release, discharge and quit claims the Shareholders' Agreement referred to in Recital A, the Investor Rights Agreements referred to in Recital B and the Registration Rights Agreement referred to in Recital C.

2. This agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

3. This agreement may be executed by the parties in separate counterparts, each of which, when so executed and delivered (including by facsimile) shall be an original, and all of which when taken together shall together constitute one and the same instrument. This agreement will not be binding upon any party until it has been executed by each of the parties (including by facsimile) and delivered to all other parties.

     IN WITNESS WHEREOF the parties have duly executed this agreement as of the date first above written.


POPSTAR COMMUNICATIONS, INC.


 /s/  Thompson Chu
------------------------------------

Name:      Thompson Chu

Title:     Chairman


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

POPSTAR GLOBAL COMMUNICATIONS INC.


 /s/ Thompson Chu
------------------------------------

Name:      Thompson CHU

Title:     Director


KEMAYAN E.C. HYBRID LTD.


 /s/ Yong Kiat Rickie Tang
------------------------------------

Name:      Yong Kiat Rickie TANG

Title:     Director


SUNFIELD INDUSTRIES LIMITED


 /s/ Wong Kok Mun
------------------------------------

Name:      WONG Kok Mun

Title:     Director


UPRISING OVERSEAS LIMITED


 /s/ Chan Kwei Ching
------------------------------------

Name:      CHAN Kwei Ching

Title:     Director




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


GOLDEN HARVESR OVERSEAS LIMITED


 /s/ Tai Boon Tatt
------------------------------------

Name:      TAI Boon Tatt

Title:     Director


PHILIP PANG LIN CHOI (in his capacity as trustee of the Thompson Chu Family Trust)


 /s/ Philip Pang Lin Choi
------------------------------------
Philip Pang Lin CHOI, as trustee - 2 FEB 2000


PHILIP PANG LIN CHOI (in his capacity as trustee of the John McDermott Family Trust)


 /s/ Philip Pang Linchoi
------------------------------------
Philip Pang Lin CHOI, as trustee - 2 FEB 2000






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